UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ______________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 8, 2003


                         THE PEPSI BOTTLING GROUP, INC.
             (Exact name of registrant as specified in its charter)


Delaware                              1-14893               13-4038356
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)

                         One Pepsi Way, Somers, NY 10589
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (914) 767-6000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibit 99.1      Press release dated July 8, 2003.

Item 9. Information Furnished Pursuant to Item 12 of Form 8-K - Results of Operations and Financial Condition.

     On July 8, 2003, The Pepsi Bottling Group, Inc. announced its financial results for its second quarter ended June 14, 2003. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE PEPSI BOTTLING GROUP, INC.
                                                  (Registrant)
Date July 8, 2003                            /s/ Pamela C. McGuire
                                                 -----------------
                                                   (Signature)
                                       Pamela C. McGuire, Senior Vice President,
                                          General Counsel and Secretary

                                                                    Exhibit 99.1


Contact:          Kelly McAndrew                              Mary Winn Settino
                  Public Relations                            Investor Relations
                  (914) 767-7690                              (914) 767-7216


                              FOR IMMEDIATE RELEASE
                              ---------------------


          THE PEPSI BOTTLING GROUP REPORTS SECOND QUARTER 2003 RESULTS


     SOMERS, N.Y., July 8, 2003 - The Pepsi Bottling Group, Inc. (NYSE: PBG) today reported second quarter 2003 net income of $131 million, or diluted earnings per share (EPS) of $0.47. These results compare to reported second quarter 2002 net income of $139 million, or EPS of $0.47.

     o Worldwide physical case volume was flat for the quarter on a constant territory basis. PBG's physical case volume was down two percent in the U.S., while volumes grew three percent in its international territories.

     o Pricing in the U.S. marketplace grew two percent during the second quarter. This growth was offset by negative mix and the Company's adoption of FASB's Emerging Issues Task Force (EITF) Issue No. 02-16, which resulted in a reported U.S. net revenue per case decline of two percent.

     o Reported operating income was flat in the second quarter, with soft results in the U.S. offsetting growth in the Company's international markets.

     "During the second quarter, we faced a number of challenging conditions in our U.S. markets," said John T. Cahill, Chairman and Chief Executive Officer of PBG. "Volume performance in the U.S. was below our expectations, primarily driven by softness in our cold drink business. The introduction of Mountain Dew LiveWire during the latter part of the quarter, however, has produced encouraging results. Our flavor and diet soft drink portfolios also generated positive results with Sierra Mist leading the growth. Throughout the quarter, we remained disciplined in the execution of our pricing principles, which in combination with strict cost controls, helped us generate financial results in line with our guidance for the quarter."

                                    - more -

PBG  REPORTS SECOND QUARTER 2003 RESULTS / 2 of  3

     Cahill continued, "We were encouraged by the changing growth trends in our international territories, which improved throughout the quarter. From new product introductions in Russia, to improved on premise results in Spain, to solid growth in our Canadian business, these markets turned in positive topline and operating profit growth. In Mexico, we continued to make progress in spite of a weak carbonated soft drink market. Mountain Dew was launched throughout our markets in Mexico and has been well received by customers and consumers alike, while the introduction of a 2.5 liter package late in the second quarter is helping us to boost volume. Overall, we saw solid progress in our international businesses this past quarter and are confident that this momentum will continue throughout the summer season."
     On a constant territory basis, physical case volume in the U.S. declined two percent. (Constant territory calculations assume all significant acquisitions made in 2002 were made at the beginning of 2002 and exclude all significant acquisitions made in 2003.) PBG's territories in Europe turned in solid volume performances, with mid single digit growth overall. Volume trends in PBG's Canadian business were also favorable in both channels of the business. In Mexico, sales of jug and bottled water were solid with high and mid single digit growth respectively. Carbonated soft drink volume was soft during the second quarter resulting in total volume growth in Mexico of one percent.
     PBG achieved rate increases in its U.S. markets of two percent for the quarter. PBG's cold drink volume was down in the mid single digits, which had a negative impact on the Company's reported net revenue per case results. This mix effect, as well as PBG's adoption of FASB's EITF Issue No. 02-16, lowered the Company's reported U.S. net revenue per case results by four percentage points. Worldwide reported net revenue per case declined 10 percent. These results reflect the significant impact of mix from PBG's acquired territories, namely from its markets in Mexico and Turkey, on PBG's overall results. In Mexico, rate increases on soft drinks and bottled water were offset by the shift into jug water, which has a significantly lower sales price.
     During the second quarter of 2003, PBG completed its original share repurchase program of 50 million shares of common stock, which was initiated in October 1999. PBG's Board of Directors announced a new share repurchase program at the Company's Annual

                                    - more -

PBG REPORTS SECOND QUARTER 2003 RESULTS / 3 of  3

Meeting in May, under which 25 million additional shares of common stock may be repurchased. Approximately 1.3 million shares have been repurchased to date under the new program, bringing the total shares repurchased during the second quarter of 2003 to 6.1 million shares.
     The Company stated that in fiscal 2003 it expects to achieve EPS of $1.61 to $1.67, before the cumulative effect of the adoption of EITF Issue No. 02-16. Given the volume trends of the first half of 2003, however, PBG expects EPS to come in at the low end of that range. The Company also stated that it expects worldwide constant territory volume for the full year to be flat to up one percent and reported operating income to grow about 10 percent. The Company reiterated its expectation for solid cash flow, with cash from operations less capital expenditures to be $400 million.
     The Pepsi Bottling Group, Inc. (www.pbg.com) is the world's largest manufacturer, seller and distributor of Pepsi-Cola beverages with operations in the U.S., Canada, Greece, Mexico, Russia, Spain and Turkey. To receive company news releases by e-mail, please visit www.pbg.com.
     Listen in live to PBG's second quarter 2003 earnings discussion with financial analysts on July 8th at 11 a.m. (EDT) at http://www.pbg.com.

                                      # # #

Statements made in this press release that relate to future performance or financial results of the Company are forward-looking statements which involve uncertainties that could cause actual performance or results to materially differ. PBG undertakes no obligation to update any of these statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties set forth in PBG's Securities and Exchange Commission reports, including its annual report on Form 10-K for the year ended December 28, 2002.

Attachments (3 pages)

                         THE PEPSI BOTTLING GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS in millions except per share amounts, unaudited

                                                                                12-Weeks Ended                 24-Weeks Ended
                                                                         --------------------------     --------------------------
                                                                           June 14,       June 15,         June 14,       June 15,
                                                                             2003           2002             2003           2002
                                                                         -----------    -----------     -----------    -----------

Net revenues....................................................            $ 2,532        $ 2,209         $ 4,406        $ 3,981
Cost of sales...................................................              1,290          1,185           2,217          2,127
                                                                           ---------      ---------       ---------      ---------

Gross profit....................................................              1,242          1,024           2,189          1,854
Selling, delivery and administrative expenses...................                971            753           1,798          1,448
                                                                           ---------      ---------       ---------      ---------

Operating income................................................                271            271             391            406
Interest expense, net...........................................                 57             46             110             91
Other non-operating expenses, net...............................                  -              -               3              -
Minority interest...............................................                 15             16              20             24
                                                                           ---------      ---------       ---------      ---------

Income before income taxes......................................                199            209             258            291
Income tax expense..............................................                 68             70              88             98
                                                                           ---------      ---------       ---------      ---------

Income before cumulative effect of change in accounting
principle.......................................................                131            139             170            193
Cumulative effect of change in accounting principle, net of tax
and minority interest...........................................                  -              -               6              -
                                                                           ---------      ---------       ---------      ---------

Net income......................................................            $   131        $   139         $   164        $   193
                                                                           =========      =========       =========      =========

Basic earnings per share before cumulative effect of change in
accounting principle............................................            $  0.48        $  0.49         $  0.61        $  0.68
Cumulative effect of change in accounting principle.............                  -              -           (0.02)             -
                                                                           ---------      ---------       ---------      ---------

Basic earnings per share........................................            $  0.48        $  0.49         $  0.59        $  0.68
                                                                           =========      =========       =========      =========

Weighted-average shares outstanding.............................                273            283             276            282

Diluted earnings per share before cumulative effect of change in
accounting principle............................................            $  0.47        $  0.47         $  0.60        $  0.66
Cumulative effect of change in accounting principle.............                  -              -           (0.02)             -
                                                                           ---------      ---------       ---------      ---------

Diluted earnings per share......................................            $  0.47        $  0.47         $  0.58        $  0.66
                                                                           =========      =========       =========      =========

Weighted-average shares outstanding.............................                279            296             283            294

                         THE PEPSI BOTTLING GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             in millions, unaudited

                                                                                              24-Weeks Ended
                                                                                        ---------------------------
                                                                                          June 14,        June 15,
                                                                                            2003            2002
                                                                                        -----------     -----------
Cash Flows - Operations
     Net income.................................................................           $ 164            $ 193
     Adjustments to reconcile net income to net cash provided
     by operations:.............................................................
         Depreciation...........................................................             244              189
         Amortization...........................................................               4                3
         Changes in working capital and other non-cash charges..................            (181)             (89)
     Other, net.................................................................             (16)             (18)
                                                                                           ------           ------

Net Cash Provided by Operations.................................................             215              278
                                                                                           ------           ------

Cash Flows - Investments
     Capital expenditures.......................................................            (282)            (299)
     Acquisitions of bottlers...................................................             (83)             (30)
     Sale of property, plant and equipment......................................               2                7
                                                                                           ------           ------

Net Cash Used for Investments...................................................             (363)           (322)
                                                                                           ------           ------

Cash Flows - Financing
     Borrowing activities, net..................................................             329              (44)
     Dividends paid.............................................................              (6)              (6)
     Treasury stock transactions................................................            (207)              17
                                                                                           ------           ------

Net Cash Provided by (Used for) Financing.......................................             116              (33)
                                                                                           ------           ------

Effect of Exchange Rate Changes on Cash and Cash
Equivalents.....................................................................               3                2
                                                                                           ------           ------

Net Decrease in Cash and Cash Equivalents.......................................             (29)             (75)
Cash and Cash Equivalents - Beginning of Period.................................             222              277
                                                                                           ------           ------

Cash and Cash Equivalents - End of Period......................................            $ 193            $ 202
                                                                                           ======           ======

Certain reclassifications were made in our Condensed Consolidated Financial Statements to 2002 amounts to conform to the 2003 presentation.

                         THE PEPSI BOTTLING GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      in millions, except per share amounts


                                                                                         (Unaudited)
                                                                                           June 14,       December 28,
                                                                                             2003             2002
                                                                                          ---------        ----------
Assets
Current Assets
     Cash and cash equivalents...................................................          $   193          $   222
     Accounts receivable, net....................................................            1,216              922
     Inventories.................................................................              452              378
     Prepaid expenses and other current assets...................................              261              203
     Investment in debt defeasance trust.........................................              174               12
                                                                                           -------          -------
         Total Current Assets....................................................            2,296            1,737

Property, plant and equipment, net...............................................            3,411            3,308
Other intangible assets, net.....................................................            3,647            3,495
Goodwill.........................................................................            1,241            1,192
Investment in debt defeasance trust..............................................                -              170
Other assets.....................................................................              155              141
                                                                                           -------          -------
         Total Assets............................................................          $10,750          $10,043
                                                                                           =======          =======

Liabilities and Shareholders' Equity
Current Liabilities
     Accounts payable and other current liabilities..............................          $ 1,275          $ 1,179
     Short-term borrowings.......................................................              145               51
     Current maturities of long-term debt........................................            1,189               18
                                                                                           -------          -------
         Total Current Liabilities...............................................            2,609            1,248

Long-term debt...................................................................            3,630            4,539
Other liabilities................................................................              873              819
Deferred income taxes............................................................            1,326            1,265
Minority interest................................................................              379              348
                                                                                           -------          -------
         Total Liabilities.......................................................            8,817            8,219

Shareholders' Equity
     Common stock, par value $0.01 per share:
         Authorized 900 shares, issued 310 shares................................                3                3
     Additional paid-in capital..................................................            1,745            1,750
     Retained earnings...........................................................            1,224            1,066
     Accumulated other comprehensive loss........................................             (318)            (468)
     Treasury stock: 39 shares and 30 shares at June 14, 2003
         and December 28, 2002, respectively.....................................             (721)            (527)
                                                                                           -------          -------
         Total Shareholders' Equity..............................................            1,933            1,824
                                                                                           -------          -------
           Total Liabilities and Shareholders' Equity............................          $10,750          $10,043
                                                                                           =======          =======

Certain reclassifications were made in our Condensed Consolidated Financial Statements to 2002 amounts to conform to the 2003 presentation.